UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 17, 2007
Answers Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-32255	98-0202855
(Commission File Number)	(IRS Employer Identification No.)
237 West 35th Street, Suite 1101
New York, New York 10001
(Address of Principal Executive Offices)
(646) 502-4777
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Exhibits
SIGNATURES
EX-99.1: PRESS RELEASE

Item 7.01 Regulation FD Disclosure
On July 17, 2007, Answers Corporation announced the filing of a $140 million shelf Registration Statement on Form S-3 with the Securities and Exchange Commission. A copy of the press release that discusses this matter is attached hereto as Exhibit 99.1 and incorporated by reference in this Item 7.01. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release and transcript. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Item 9.01 Exhibits
(d) Exhibits

Exhibit
Number	Description

99.1	Press release of Answers Corporation dated July 17, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANSWERS CORPORATION

By: /s/ Steven Steinberg
Steven Steinberg
Chief Financial Officer
Dated: July 17, 2007